SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 981	$ 447	$ 1,027
Other	29	355	81
Total financial income	1,010	802	1,108
Expenses:
Interest with respect to bank credit, loans and other	614	844	1,098
Exchange rate differences, net	1,074	226	452
Bank charges including guarantees	3,560	3,857	4,323
Other	60	182	78
Total financial expenses	5,308	5,109	5,951
Total financial expenses, net	$ (4,298)	$ (4,307)	$ (4,843)